UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 20, 2006

Specialized Services, Inc.
(Exact name of small business issuer as specified in its charter)

Michigan	0-32267	38-2781857
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23077 Greenfield Road, Suite 470, Southfield, MI 48075
(Address of principal executive offices)

(248) 557-1030
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In accordance with the applicable laws and the by-laws of the Company the Majority of the Shareholders of Specialized Services Inc. (SSI) Consented to authorize the following:

Richard Dwayne Britt, George Csatary and Michael Jackson were elected to the Board of Directors. Mr. Csatary was installed as corporate Secretary.

CONSENTING SHAREHOLDERS:

COVENANT HOLDINGS dba	9,000,000 SHARES
SUCCESS PATHWAYS INC.

GEORGE CSATARY	100,000 SHARES

MARVIN SMITH	2,700,000 SHARES

MICHAEL JACKSON	2,700,000 SHARES

PAYMENT SOLUTIONS GROUP	500,000 SHARES

MSAI NETWORK	500,000 SHARES

TOTAL	15,500,000 SHARES

DATE: April 20, 2006

The following individuals were elected to the board of directors:

Michael Jackson
Richard Dwayne Britt
George Csatary, Secretary

Michael Jackson

VP President, Specialized Services Inc., Founded and launched the start-up operations of Specialized Services Inc., in 1988. Serve as a visionary entrepreneurial providing corporate and operational direction. Implemented results and focused driven strategies to manage internal operations. Facilitated the foundation of the innovative and creative processes currently in use by the company. Implemented and lead the design of software applications which streamlined invoicing efficiency and increased availability of key management information

1971 - 1975  BA, Morehouse College, Atlanta, Georgia
1995 -1996  Executive Studies, Tuck School of Business, Dartmouth College, Manchester, NH

Richard Dwayne Britt

Serve as an independent consultant to various companies and individuals providing an array of business services and delivering over twenty five years of National and International experience in business. Companies worked for or with include but are not limited to Citicorp, MGM United Artists, New York Telephone Company and Bank Leumi Trust Company of Israel. Prior to operating independent consultant business, served as Vice President of Operations for Call Atlanta/ Call Solutions.com where efforts were directed towards corporate liaison and the management of operations. In addition, reported directly to the Chief Executive Officer. In this capacity he oversaw and supervised all daily corporate operations and functions on both a National and International level.

1983 Baruch College – Bachelors of Business Administration

George Csatary

Operate and manage George Csatary CPA, Inc. from 1993 to present. Provide full service accounting for individuals and small to mid size businesses. Operate and manage a full service accounting and bookkeeping service to include: train and oversee bookkeepers and accountings; managing corporate accounts, focusing on tax planning and taxes, providing miscellaneous financial consulting services, providing business valuations, providing retirement and estate planning, and assisting clients in obtaining financing.

Additionally, serve as CFO/Comptroller - Cellular Technology LTD. and their affiliates from 2003 - present (client) providing all aspects internally to the company to include: financial planning, bookkeeping, tax preparation, corporate financing, strategic planning and more for Cellular Technology.

1975 - 1980 Graduate of Cleveland State University
BBA - Bachelors of Business Administration

Item 8.01 Other Events.

The name of the company which the majority of shares held by any single shareholder of the company is corrected to Success Pathways, Inc., doing business as Covenant Holdings. Success Pathways owns 9,000,000 shares of Specialized Services Inc. and/or 41%. Heretofore Success Pathways will solely do business as Success Pathways, Inc. Therefore all shares formerly listed as Covenant Holdings will be listed from this point forward as Success Pathways, Inc. The beneficial ownership of the shares authorized and all interest remains the same the change is a change in name only.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Specialized Services, Inc.

Date: April 24, 2006	By:	/s/ George Csatary
George Csatary, Secretary